                                                               October 10, 2002

Dear Shareholder:

We are pleased to present this report on the Hilliard-Lyons Government Fund ("HLGF" or the "Fund") for the year ended August 31, 2002.

After eight straight years of growth in assets, the net assets of the Fund decreased, $263 million during the year to $1.6 billion. Historically low interest rates have some investors looking for higher yielding alternatives. While extremely active last year, the Federal Reserve ( the "Fed") has not acted to change interest rates yet this calendar year. The Fed cut the federal funds rate which is the rate banks charge each other for overnight loans eleven times last year lowering it from 6.50% to 1.75%. The prime lending rate charged by commercial banks is at a 40 year low of 4.75%. Economists' opinions are mixed as to whether the Fed needs further action to stimulate the economy. The prevailing view is that the economic recovery is underway and that stimulus in the form of additional rate cuts is not needed. Most economists believe there is enough stimulus in the system to generate solid economic growth.

Equity markets, however, do not reflect such optimism about the economic recovery. The Dow Jones Industrial Average (the "Dow") has fallen to its lowest level since October 1997. The sell-off that began in early 2000 has cut the gains achieved by the Dow in the booming 1990s by nearly half. Whereas predictions of a Dow 36000 were not unheard of a couple of years ago, pessimistic predictions of a Dow 6000 are now common. If the previous eight bear markets going back to 1962 are a reliable indicator, the current bear market can't end until the Dow has given back at least 50% of the 9000 plus gained from October 1990 to its peak in January 2000. For that to happen, the Dow would not have to fall much further to reach that level of 7044. Concern over the weak economy, a possible war with Iraq, lackluster corporate profits and corporate governance all weigh on financial markets. However, our "worry factor" declines as the public's "worry factor" increases. We have more confidence in the underlying value of the companies in our great country than we do in the stability of their stockholders.

In this time of economic uncertainty, as always, the Fund is committed to offering its shareholders a convenient investment for cash that offers both a high degree of credit safety and sought after features such as checkwriting. As shown on the Schedule of Investments that follows, at August 31, 2002 the Fund was fully invested in high quality, short term U.S. government agency securities. These securities offer a high degree of credit safety with the added benefit of income that flows through to shareholders as exempt from state income tax.

HLGF also offers its shareholders completely free checkwriting with no check limit and no minimum dollar amount per check. One change to the checkwriting feature will become effective January 1, 2003. The Fund will no longer return canceled checks to shareholders though shareholders will be able to obtain microfiche copies of such checks if needed.

At the board of directors meeting held October 9, 2002, Donald F. Kohler announced he was retiring from the board. He has been chairman of the Fund since its inception in 1980. The Fund grew from his idea and under his leadership over the years. He could never have imagined what the Fund would go on to achieve from when it began. His contributions to the Fund have been invaluable and he will be greatly missed.

The Fund's remaining directors: J. Robert Shine, Samuel G. Miller and Lindy B. Richardson and management: Joseph C. Curry, Jr. and Dianna P. Wengler remain committed to serving our shareholders to the best of our abilities.

              /s/ Joseph C. Cury Jr. /s/ Dianna P. Wengler
              JOSEPH C. CURRY, JR    DIANNA P. WENGLER
              President              Vice President and Treasurer

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 2002

 Principal                                                     Purchase Maturity
  Amount                                                        Yield     Date       Value
-----------                                                    -------- -------- --------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--100.3%
$27,000,000   Federal Home Loan Bank Discount Note              1.821%  09/03/02 $   26,997,323
 21,000,000   Federal Home Loan Bank Discount Note              1.890   09/04/02     20,996,763
 18,000,000   Federal Home Loan Bank Discount Note              1.993   09/06/02     17,995,125
 30,000,000   Federal Home Loan Bank Discount Note              1.762   09/09/02     29,988,467
 27,500,000   Federal Home Loan Bank Discount Note              1.742   09/10/02     27,488,244
 18,000,000   Federal Home Loan Bank Discount Note              1.769   09/11/02     17,991,315
 20,000,000   Federal Farm Credit Bank Discount Note            1.730   09/12/02     19,989,611
 24,000,000   Federal Home Loan Bank Discount Note              1.736   09/13/02     23,986,360
 20,431,000   Federal Home Loan Bank Discount Note              1.795   09/16/02     20,416,017
 28,000,000   Federal Home Loan Bank Discount Note              1.742   09/17/02     27,978,720
 20,000,000   Federal Home Loan Bank Discount Note              1.732   09/18/02     19,983,944
 31,000,000   Federal Home Loan Bank Discount Note              1.731   09/19/02     30,973,650
 13,000,000   Federal Home Loan Bank Discount Note              1.752   09/20/02     12,988,199
 28,000,000   Federal Home Loan Bank Discount Note              1.731   09/23/02     27,970,911
 26,000,000   Federal Home Loan Bank Discount Note              1.731   09/24/02     25,971,761
 25,000,000   Federal Home Loan Bank Discount Note              1.705   09/25/02     24,972,083
 19,000,000   Federal Farm Credit Bank Discount Note            1.675   09/26/02     18,978,229
 13,000,000   Federal Home Loan Bank Discount Note              1.751   09/27/02     12,983,851
 16,864,000   Federal Home Loan Bank Discount Note              1.787   09/30/02     16,840,226
 22,000,000   Student Loan Marketing Association Discount Note  1.742   10/01/02     21,968,650
 35,000,000   Federal Home Loan Bank Discount Note              1.752   10/02/02     34,948,161
 24,300,000   Federal Farm Credit Bank Discount Note            1.731   10/03/02     24,263,280
 25,000,000   Federal Home Loan Bank Discount Note              1.762   10/04/02     24,960,354
 30,000,000   Federal Home Loan Bank Discount Note              1.731   10/07/02     29,949,000
 31,000,000   Federal Home Loan Bank Discount Note              1.731   10/08/02     30,945,836
 31,000,000   Federal Home Loan Bank Discount Note              1.762   10/09/02     30,943,391
 16,000,000   Federal Home Loan Bank Discount Note              1.700   10/10/02     15,971,053
 37,000,000   Federal Home Loan Bank Discount Note              1.746   10/11/02     36,929,494
 13,000,000   Federal Farm Credit Bank Discount Note            1.627   10/15/02     12,974,578
 45,000,000   Federal Home Loan Bank Discount Note              1.752   10/16/02     44,903,250
 18,000,000   Federal Home Loan Bank Discount Note              1.710   10/17/02     17,961,360
 31,000,000   Federal Home Loan Bank Discount Note              1.741   10/18/02     30,930,793
 30,000,000   Federal Home Loan Bank Discount Note              1.753   10/21/02     29,928,333
 30,000,000   Federal Home Loan Bank Discount Note              1.835   10/22/02     29,923,628
 24,000,000   Federal Home Loan Bank Discount Note              1.659   10/23/02     23,943,493
 19,000,000   Federal Home Loan Bank Discount Note              1.744   10/24/02     18,952,168
 48,000,000   Federal Home Loan Bank Discount Note              1.734   10/25/02     47,877,600
 16,000,000   Federal Home Loan Bank Discount Note              1.700   10/28/02     15,957,693
 27,500,000   Federal Home Loan Bank Discount Note              1.808   10/30/02     27,420,227
 39,000,000   Federal Home Loan Bank Discount Note              1.644   10/31/02     38,895,025

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                August 31, 2002

 Principal                                           Purchase Maturity
  Amount                                              Yield     Date       Value
-----------                                          -------- -------- --------------
$24,000,000   Federal Farm Credit Bank Discount Note  1.690%  11/01/02 $   23,932,493
 39,000,000   Federal Home Loan Bank Discount Note    1.598   11/04/02     38,891,147
 27,000,000   Federal Home Loan Bank Discount Note    1.618   11/05/02     26,922,488
 17,000,000   Federal Home Loan Bank Discount Note    1.638   11/06/02     16,949,822
 16,000,000   Federal Home Loan Bank Discount Note    1.644   11/06/02     15,952,626
 18,000,000   Federal Home Loan Bank Discount Note    1.608   11/07/02     17,947,070
 16,000,000   Federal Home Loan Bank Discount Note    1.629   11/08/02     15,951,644
 30,000,000   Federal Home Loan Bank Discount Note    1.743   11/12/02     29,897,400
 21,000,000   Federal Home Loan Bank Discount Note    1.632   11/13/02     20,931,739
 16,000,000   Federal Home Loan Bank Discount Note    1.699   11/14/02     15,945,076
 13,000,000   Federal Home Loan Bank Discount Note    1.733   11/14/02     12,954,572
 39,000,000   Federal Home Loan Bank Discount Note    1.712   11/15/02     38,863,500
 30,000,000   Federal Home Loan Bank Discount Note    1.629   11/18/02     29,896,000
 23,000,000   Federal Home Loan Bank Discount Note    1.629   11/19/02     22,919,244
 21,000,000   Federal Farm Credit Bank Discount Note  1.639   11/20/02     20,924,867
 28,000,000   Federal Home Loan Bank Discount Note    1.629   11/21/02     27,899,200
 24,000,000   Federal Home Loan Bank Discount Note    1.675   11/22/02     23,910,073
 37,000,000   Federal Home Loan Bank Discount Note    1.721   11/27/02     36,848,886
 22,000,000   Federal Home Loan Bank Discount Note    1.671   12/04/02     21,905,791
 20,000,000   Federal Home Loan Bank Discount Note    1.756   12/06/02     19,908,267
 20,000,000   Federal Home Loan Bank Discount Note    1.746   12/13/02     19,902,150
 25,000,000   Federal Home Loan Bank Discount Note    1.651   12/18/02     24,878,500
 31,000,000   Federal Home Loan Bank Discount Note    1.768   12/26/02     30,827,192
 21,000,000   Federal Home Loan Bank Discount Note    1.709   12/27/02     20,885,818
 30,000,000   Federal Home Loan Bank Discount Note    1.774   01/02/03     29,822,163
 25,000,000   Federal Home Loan Bank Discount Note    1.769   01/03/03     24,850,856
 25,000,000   Federal Home Loan Bank Discount Note    1.647   01/07/03     24,856,533
                                                                       --------------
              TOTAL U. S. GOVERNMENT AGENCY OBLIGATIONS
              (Amortized Cost--$1,671,413,283)                          1,671,413,283
                                                                       --------------
              TOTAL INVESTMENTS (100.3%) (cost--$1,671,413,283*)       $1,671,413,283

                                                                       ==============

* Also represents cost for federal income tax purposes.

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.

                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 2002

ASSETS

 Investments, at value (amortized cost-$1,671,413,283)......................... $1,671,413,283

 Prepaid expenses..............................................................          6,003
                                                                                --------------
       TOTAL ASSETS............................................................  1,671,419,286
                                                                                --------------

LIABILITIES

 Cash overdraft................................................................      2,188,162

 Dividends payable.............................................................        719,143

 Due to Affiliate--Note B......................................................      1,031,468

 Accrued expenses..............................................................        235,283
                                                                                --------------
       TOTAL LIABILITIES.......................................................      4,174,056
                                                                                --------------
 NET ASSETS (equivalent to $1.00 per share; 2,500,000,000 shares authorized and
   1,667,245,230 shares issued and outstanding)--Note C........................ $1,667,245,230
                                                                                ==============


                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                            STATEMENT OF OPERATIONS

                      For the year ended August 31, 2002

    INVESTMENT INCOME

     Interest income............................................ $39,976,293
                                                                 -----------

    EXPENSES

     Investment Advisory fee--Note B............................   5,211,083

     Shareholder Servicing fee--Note B..........................   3,633,712

     Administrative fee--Note B.................................   2,131,260

     Custodian fees.............................................     302,860

     Filing fees................................................     159,401

     Transfer agent fees........................................     128,652

     Insurance expense..........................................      99,099

     Printing and other expenses................................      79,031

     Legal and audit fees.......................................      65,080

     Directors' fees............................................      60,788
                                                                 -----------
       Total expenses...........................................  11,870,966
                                                                 -----------
         Net investment income..................................  28,105,327
                                                                 -----------
         Net increase in net assets resulting from operations... $28,105,327
                                                                 ===========


                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                               For the year ended August 31,
                                                            ----------------------------------
                                                                  2002              2001
                                                            ----------------  ----------------
FROM OPERATIONS

 Net investment income..................................... $     28,105,327  $     83,635,852

                                                            ----------------  ----------------
   Net increase in net assets resulting from operations....       28,105,327        83,635,852

DISTRIBUTIONS TO SHAREHOLDERS FROM

 Net investment income.....................................   (   28,105,327)   (   83,635,852)

   Total distributions.....................................   (   28,105,327)   (   83,635,852)

                                                            ----------------  ----------------

FROM CAPITAL SHARE TRANSACTIONS

 Net capital share transaction (at $1.00 per share)--Note C   (  263,399,880)      564,222,986

                                                            ----------------  ----------------

NET ASSETS

 Beginning of year.........................................    1,930,645,110     1,366,422,124

                                                            ----------------  ----------------
 End of year............................................... $  1,667,245,230  $  1,930,645,110

                                                            ================  ================


                      See notes to financial statements.

                             FINANCIAL HIGHLIGHTS

   The following table includes selected data for a share of capital stock outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                 For the year ended August 31,
                                   --------------------------------------------------------
                                      2002        2001        2000        1999       1998
                                   ----------  ----------  ----------  ----------  --------
Net asset value, beginning of year      $1.00       $1.00       $1.00       $1.00     $1.00
                                   ----------  ----------  ----------  ----------  --------
Net investment income.............        .01         .05         .05         .05       .05
                                   ----------  ----------  ----------  ----------  --------

 Total from investment operations.        .01         .05         .05         .05       .05

Less distributions:

 From net investment income.......       (.01)       (.05)       (.05)       (.05)     (.05)
                                   ----------  ----------  ----------  ----------  --------
 Total distributions..............       (.01)       (.05)       (.05)       (.05)     (.05)
                                   ----------  ----------  ----------  ----------  --------
Net asset value, end of year......      $1.00       $1.00       $1.00       $1.00     $1.00

                                   ==========  ==========  ==========  ==========  ========
Number of shares outstanding
  (000's omitted).................  1,667,245   1,930,645   1,366,422   1,108,817   944,966
Total investment return...........       1.44%       5.14%       5.52%       4.65%     5.11%

SIGNIFICANT RATIOS AND
  SUPPLEMENTAL DATA

 Net assets, end of year
   (000's omitted)................ $1,667,245  $1,930,645  $1,366,422  $1,108,817  $944,966

 Operating expenses to average
   net assets.....................        .65%        .44%        .48%        .46%      .51%

 Net investment income to average
   net assets.....................       1.53%       4.92%       5.41%       4.55%     4.99%


                      See notes to financial statements.

                     HILLIARD-LYONS GOVERNMENT FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                AUGUST 31, 2002

NOTE A--ACCOUNTING POLICIES

Hilliard-Lyons Government Fund, Inc. (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: The Fund employs the amortized cost method of security valuation for U.S. Government securities, which, in the opinion of the Board of Directors (the "Board") represents fair value of the particular security. The Board monitors deviations between net asset value per share as determined by using available market quotations and the amortized cost method of security valuation. If the deviation in the aggregate is significant, the Board considers what action, if any, should be initiated to provide fair valuation.

Repurchase Agreements: The Fund values repurchase agreements at cost and accrues interest into interest receivable. Normally, repurchase agreements are not subject to trading. Repurchase agreements are fully collateralized by U.S. Treasury and U.S. Government Agency obligations valued at bid prices plus accrued interest. U.S. Treasury and U.S. Government Agency obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreements. Provisions of the agreements provide that the market value of the collateral plus accrued interest on the collateral is greater than or equal to the repurchase price plus accrued interest at all times. In the event of default or bankruptcy by the other party to the agreements, the Fund maintains the right to sell the underlying securities at market value; however, realization and/or retention of the collateral may be subject to legal proceedings.

Federal Income Taxes: It is the policy of the Fund to continue to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

Dividends to Shareholders: The net investment income of the Fund is determined on each business day and is declared as a dividend payable to shareholders of record immediately prior to the time of determination of net asset value on each such day. Dividends declared since the preceding dividend payment date are distributed monthly.

The Fund's net investment income for dividend purposes includes accrued interest and accretion of original issue and market discounts earned and amortization of premiums, plus or minus any net realized gain or loss on portfolio securities, if any, occurring since the previous dividend declaration, less the accrued expenses of the Fund for such period.

Investment Transactions: Investment transactions are accounted for on the date the securities are bought or sold. Net realized gains and losses on sales of investments if any are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
NOTE B--INVESTMENT ADVISORY FEES & OTHER TRANSACTIONS WITH AFFILIATES

On October 10, 2001, the Fund renewed its investment advisory agreement with J.J.B. Hilliard W.L. Lyons, Inc. (the "Adviser"). Under the investment advisory agreement, the Adviser supervises investment operations of the Fund and the composition of its portfolio, and furnishes advice and recommendations with respect to investments and the purchase and sale of securities in accordance with the Fund's investment objectives, policies and restrictions; subject, however, to the general supervision and control of the Fund's Board. For the services the Adviser renders, the Fund has agreed to pay the Adviser an annual advisory fee of 1/2 of 1% of the first $200 million of average daily net assets, 3/8 of 1% of the next $100 million of average daily net assets, and 1/4 of 1% of the average daily net assets in excess of $300 million. Such fee is accrued daily and paid monthly. The Adviser has agreed to reimburse the Fund if total operating expenses of the Fund, excluding taxes, interest and extraordinary expenses (as defined), exceed on an annual basis 1 1/2% of the first $30 million of average daily net assets and 1% of average daily net assets over $30 million. There was no reimbursement required for the year ended August 31, 2002.

The Fund has entered into a separate shareholder and administration services agreement with the Adviser. Under the Administration Agreement, the Adviser provides certain shareholder and administrative functions for the Fund, including but not limited to: (i) preparing and mailing monthly statements to shareholders; (ii) forwarding shareholder communications from the Fund; (iii) responding to inquiries from shareholders concerning their investments in the Fund; (iv) maintaining account information relating to shareholders that invest in the fund; and (v) processing purchase, exchange and redemption requests from shareholders and placing orders and appropriate documentation with the Fund or its service providers. For its services to the Fund under the Administration Agreement, the Adviser receives a monthly fee from the Fund at the annual rate of .25% of the Fund's average daily net assets for shareholder services and ..18% of the Fund's average daily net assets for administration services.

No compensation is paid by the Fund to officers of the Fund and directors who are affiliated with the Adviser. The Fund pays each unaffiliated director an annual retainer of $5,000, a fee of $1,000 for each board or committee meeting attended, and all expenses the directors incur in attending meetings.

NOTE C--CAPITAL STOCK

The Fund was incorporated in June 1980 under the laws of the state of Maryland. At August 31, 2002, there were 2,500,000,000 shares of $.01 par value Common Stock authorized, and capital paid in aggregated $1,650,572,778. Transactions in Fund shares at $1.00 per share were as follows:

                                       For the year ended August 31,
                                      ------------------------------
                                           2002            2001
                                      --------------  --------------
           Shares sold...............  5,347,712,722   5,569,914,084
           Shares issued to share
            holders in reinvestment
            of dividends.............     29,390,594      82,931,674
                                      --------------  --------------
                                       5,377,103,316   5,652,845,758
           Less shares repurchased... (5,640,503,196) (5,088,622,772)
                                      --------------  --------------
           Net increase (decrease) in
            capital shares...........   (263,399,880)    564,222,986
                                      ==============  ==============

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                         MANAGEMENT INFORMATION CHART

                                              Term of Office                                          Other
                             Positions held   and Length of         Principal Occupation(s)       Directorships
    Name and Address     Age with the fund     Time Served          During Past Five Years       Held by Director
    ----------------     --- --------------- ----------------- --------------------------------- ----------------
Donald F. Kohler........ 71  Chairman of the Indefinite; since      Investment Consultant;             None
Hilliard Lyons Center             Board          inception        Executive Vice-President of
Louisville, KY 40202                                           J.J.B. Hilliard, W.L. Lyons, Inc.
                                                               from 1986 to 1996 and Director of
                                                               J.J.B. Hilliard, W.L. Lyons, Inc.
                                                                       from 1981 to 1996

J. Robert Shine......... 78     Director     Indefinite; since           Chairman and                  None
222 East Market Street                       October 17, 1989    Certified Public Accountant,
New Albany, IN 47150                                               Monroe, Shine & Co., Inc.

Samuel G. Miller........ 77     Director     Indefinite; since       Retired, Chairman of              None
402 Wynfield Close Court                      March 26, 1987           Vineyard Village
Louisville, KY 40206

Lindy B. Richardson..... 56     Director     Indefinite; since          Retired, former                None
406 Wynfield Close Court                     November 2, 1999      Senior Vice President of
Louisville, KY 40206                                             Marketing & Public Affairs of
                                                                    Columbia/HCA Healthcare
                                                                          Corporation

Joseph C. Curry, Jr..... 57     President        Annually          Senior Vice President of
Hilliard Lyons Center                                          J.J.B. Hilliard, W.L. Lyons, Inc.
Louisville, KY 40202                                                  since July 1994 and
                                                                 Vice President prior thereto

Dianna P. Wengler....... 42  Vice President,     Annually              Vice President of
Hilliard Lyons Center         Treasurer and                    J.J.B. Hilliard, W.L. Lyons, Inc.
Louisville, KY 40202            Secretary                                 since 1990

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Hilliard-Lyons Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Hilliard-Lyons Government Fund, Inc. (the "Fund") as of August 31, 2002, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets for the year ended August 31, 2001, and the financial highlights for each of the four years in the period ended August 31, 2001 were audited by other auditors whose report, dated October 2, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of August 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ Deloitte & Touche LLP

September 27, 2002

                     HILLIARD-LYONS GOVERNMENT FUND, INC.

                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

               Investment Adviser, Administrator and Distributor

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                          Louisville, Kentucky 40202
                                (502) 588-8400

                         Custodian and Transfer Agent

                      State Street Bank and Trust Company
                              225 Franklin Street
                                 P.O. Box 1912
                          Boston, Massachusetts 02105

                                 Legal Counsel

                            Frost Brown & Todd LLP
                      400 West Market Street, 32nd Floor
                          Louisville, Kentucky 40202

                                  Independent
                              Public Accountants

                             Deloitte & Touche LLP
                              200 Berkley Street
                          Boston, Massachusetts 02116

                            DIRECTORS AND OFFICERS

                              BOARD OF DIRECTORS
                               Donald F. Kohler
                               Samuel G. Miller
                              Lindy B. Richardson
                                J. Robert Shine

                                   OFFICERS
                          Donald F. Kohler - Chairman

                       Joseph C. Curry, Jr. - President

                      Dianna P. Wengler - Vice President
                            Secretary and Treasurer
                                Hilliard-Lyons
                             Government Fund, Inc.
                                 Annual Report
                                August 31, 2002
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